SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   ANADIGICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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

                                [LOGO] ANADIGICS

                               141 Mt. Bethel Road
                                Warren, NJ 07059

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2001

TO THE STOCKHOLDERS:

      The Annual Meeting of Stockholders of ANADIGICS, Inc., a Delaware corporation ("ANADIGICS"), will be held on Thursday, May 24, 2001 at 10:00 o'clock a.m. (E.S.T.), at the Somerset Hills Hotel, 200 Liberty Corner Road (Route 525), Warren, New Jersey 07052, for the purpose of considering and acting upon the following:

      1) The election of three Class III Directors of ANADIGICS to hold office until 2004.
      2) To approve an amendment and restatement of the Employee Stock Purchase Plan that extends the Plan through December 31, 2005 and increases the number of shares issuable thereunder by 850,000 to 1,693,750.
      3) The ratification of Ernst & Young LLP as independent auditors of ANADIGICS for the fiscal year ending December 31, 2001.
      4) The transaction of such other business as may properly be brought before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on April 3, 2001 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof. Admission to the Annual Meeting will be by ticket only. If you are a registered stockholder planning to attend the meeting, please check the appropriate box on the proxy card and retain the bottom portion of the card as your admission ticket. If your shares are held through an intermediary such as a bank or broker, follow the instructions in the Proxy Statement to obtain a ticket. For at least ten (10) days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting will be open for the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours at the office of ANADIGICS.

      Stockholders are cordially invited to attend the Annual Meeting. However, whether or not a stockholder plans to attend, each stockholder is urged to sign, date, and return promptly the enclosed proxy in the accompanying envelope.

      The Annual Report, Proxy Statement and Proxy are enclosed with this notice and were mailed at New York, NY on or about April 24, 2001.

                                            By order of the Board of Directors


                                            /s/ Thomas C. Shields
                                            Thomas C. Shields
                                            Secretary

--------------------------------------------------------------------------------
IMPORTANT: Please sign, date, and return the enclosed Proxy immediately whether or not you plan to attend the meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.
--------------------------------------------------------------------------------

                                [LOGO] ANADIGICS

                               141 Mt. Bethel Road
                                Warren, NJ 07059

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                             SOLICITATION OF PROXIES

      This Proxy Statement, which is being mailed to stockholders on or about April 24, 2001, is furnished in connection with the solicitation by the Board of Directors of ANADIGICS, Inc., a Delaware corporation ("ANADIGICS" or the "Company"), of proxies for use at its Annual Meeting of Stockholders to be held on Thursday, May 24, 2001, at 10:00 o'clock a.m. (E.S.T.), at the Somerset Hills Hotel, 200 Liberty Corner Road (Route 525), Warren, New Jersey 07052, and at any adjournment of the Annual Meeting.

      Attendance at the Annual Meeting will be limited to stockholders as of the record date, their authorized representatives and guests of the Company. Admission will be by ticket only. For registered stockholders, the bottom portion of the proxy card enclosed with the Proxy Statement is their Annual Meeting ticket. Beneficial owners with shares held through an intermediary, such as a bank or broker, should request tickets in writing from Investor Relations, ANADIGICS, Inc., 141 Mt. Bethel Road, Warren, New Jersey 07059, and include proof of ownership, such as a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding their stock, confirming beneficial ownership. Stockholders who do not obtain tickets in advance may obtain them upon verification of ownership at the Registration Desk on the day of the meeting. Admission to the Annual Meeting will be facilitated if tickets are obtained in advanced. Tickets may be issued to others at the discretion of the Company.

      At the meeting, stockholders will be asked to elect three Class III Directors, to approve an amendment to the Employee Stock Purchase Plan, and to ratify the appointment of independent auditors. Because many of our stockholders are unable to personally attend the Annual Meeting, the Board of Directors solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the proxy card is returned properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If no choice has been specified, the shares will be voted FOR the election of the Director-nominees listed below, FOR the adoption of an amendment to the Employee Stock Purchase Plan to extend the plan through December 31, 2005 and to increase the number of shares issuable thereunder by 850,000 to 1,693,750, and FOR the ratification of the appointment of Ernst & Young LLP as independent auditors. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by the stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. Proxies will also be solicited on behalf of management by Mellon Investor Services for a fee that will be borne by the Company.

      The Board of Directors knows of no other business which will be presented at the meeting. If, however, other matters are properly presented, the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their judgment on such matters.

      A proxy may be revoked by giving the Secretary of ANADIGICS written notice of revocation at any time before the voting of the shares represented by the proxy. A stockholder who attends the meeting may cancel a proxy at the meeting.

                       ANNUAL MEETING QUORUM REQUIREMENTS

      The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), entitled to vote (exclusive of shares held by or for the account of the Company) is necessary to constitute a quorum at the Annual Meeting of Stockholders. Abstentions and broker non-votes shall be counted for purposes of determining whether a quorum is present. Only holders of record of Common Stock at the close of business on April 3, 2001 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof.

      As of March 1, 2001 the Company had issued and outstanding approximately 30,087,000 shares of Common Stock. Each share of Common Stock entitles the holder to one vote upon each matter to be voted upon.

                             PRINCIPAL STOCKHOLDERS

      The following table lists all persons known to be the beneficial owner of more than 5% of ANADIGICS, Inc. outstanding Common Stock as of March 1, 2001.

                                                                                                 % Beneficial
Name and Address                                                        Number of Shares          Ownership
----------------                                                        ----------------          ---------
Kopp Investment Advisors, Inc.
7701 France Avenue South, Suite 500, Edina, MN 55435                        4,441,141 (1)            14.8

Capital Guardian Trust Company
333 South Hope Street, 52nd Floor, Los Angeles, CA 90071                    2,554,800 (2)             8.5

      (1) As reported by Kopp Investment Advisors, Inc. and related entities on Schedule 13G/A filed with the Securities and Exchange Commission dated January 29, 2001.

      (2) As reported by Capital Guardian Trust Company and related entities on Schedule 13G/A filed with the Securities and Exchange Commission dated February 9, 2001.

        INFORMATION REGARDING DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

                               BOARD OF DIRECTORS

      The Company's bylaws provide that the Board of Directors shall be divided into three classes designated Class I, Class II and Class III, each class consisting as nearly as possible of one-third of the total number of Directors constituting the entire Board of Directors; provided, however, that in no case will a decrease in the number of Directors shorten the term of any incumbent Director. The Board of Directors is presently comprised of seven members.

      The term of office for each Director in Class III expires at the Annual Meeting in 2001; the term of office for each Director in Class I expires at the Annual Meeting in 2002; and the term of office for each Director in Class II expires at the Annual Meeting in 2003. At each annual meeting of stockholders, directors will be elected for full terms of three years to succeed those directors whose terms are expiring.

                        PROPOSAL I: ELECTION OF DIRECTORS

      At the 2001 Annual Meeting, three Directors are to be elected to hold office until the 2004 Annual Meeting of Stockholders. All of the nominees are currently serving as Directors.

      The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. If any nominee becomes unavailable for election, then those shares voted for such nominee will be voted for the election of a substitute nominee selected by the persons named in the enclosed proxy.

      The nominees for Director will be elected if they receive the affirmative vote of a plurality of the votes of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting.

The Board of Directors recommends a vote "FOR" each of the nominees listed below:

                       NOMINEES FOR TERMS EXPIRING IN 2004
                              (Class III Directors)

DAVID FELLOWS (Age 48)

      Mr. Fellows has served as a director of the Company since September 1994. Mr. Fellows has been a Principal with Pilot House Ventures Management Group and has been president of Fellows Associates since 1998. Prior to that he was Chief Technology Officer of MediaOne and Senior Vice President at Continental Cablevision, Inc. (acquired by MediaOne), since 1992. From 1987 until 1992, Mr. Fellows was employed by Scientific Atlanta's Transmission Systems Business Division, where he served as President. He serves as a director on the board of several privately held companies. Mr. Fellows received his Bachelor Degree in Engineering and Applied Physics from Harvard College and a Masters Degree in Electrical Engineering from Northeastern University.

RONALD ROSENZWEIG (Age 63)

      Mr. Rosenzweig, a co-founder of ANADIGICS in 1985, has served as a director of the Company since its inception and Chairman of the Board of Directors since 1998. Prior to 1998, Mr. Rosenzweig served as President and Chief Executive Officer of the Company since its inception in 1985. He serves as a director on the board of General Semiconductor. He was a co-founder of Microwave Semiconductor Corp. and served as President and CEO of MSC from 1968 to 1983. Mr. Rosenzweig received his B.Ch.E degree from City College of New York.

LEWIS SOLOMON (Age 67)

      Mr. Solomon has served as a director of the Company since September 1994 and, previously, from 1985 to 1989. Mr. Solomon has been Chairman of G&L Investments since 1990 in addition to serving as a director on the boards of Anacomp Inc., Artesyn Technologies Inc., Terayon Communications Inc. and several private companies. Prior to joining G&L Investments, Mr. Solomon was an Executive Vice President with Alan Patricof Associates from 1983 to 1986, and a Senior Vice President of General Instrument from 1967 to 1983. Mr. Solomon received a Bachelor Degree in Physics from St. Joseph's College and a Masters Degree in Industrial Engineering from Temple University.

      The following Directors of the Company will continue to serve in accordance with their existing terms.

                    DIRECTORS CONTINUING IN OFFICE UNTIL 2002
                               (Class I Directors)

HARRY REIN (Age 56)

      Mr. Rein has served as a director of the Company since 1985. He was a principal founder of Canaan Venture Partners in 1987 and has served as Managing General Partner since its inception. From 1979 to 1987, Mr. Rein held various positions at GE, directing several of GE's lighting businesses as general manager before becoming President and CEO of GE Venture Capital Corporation. He currently serves on the board of directors of GenVec, Inc., OraPharma, Inc. and several private companies.

DENNIS F. STRIGL (Age 55)

      Mr. Strigl has served as a director since January 2000. He has served as President and CEO of Verizon Wireless since its formation in April 2000, and is an Executive Vice President of Verizon Communications. Previously, Mr. Strigl served as President and CEO of Bell Atlantic Mobile, was elected Group President and Chief Executive Officer of the Global Wireless Group of Bell Atlantic, was Vice President of Operations and Chief Operating Officer of Bell Atlantic New Jersey, Inc. (formerly New Jersey Bell Telephone Company) and served on its Board of Directors. Mr. Strigl currently serves on the board of directors of Salient 3 Communications, Inc. Mr. Strigl holds an undergraduate degree in Business Administration from Canisius College and an M.B.A. from Fairleigh Dickinson University.

                    DIRECTORS CONTINUING IN OFFICE UNTIL 2003
                              (Class II Directors)

PAUL BACHOW (Age 49)

      Mr. Bachow has served as a director of the Company since January 1993. He has been President of Bachow & Associates, Inc. since its formation in December 1989, and its predecessors, Bachow and Elkin Co., Inc. and Paul S. Bachow Company from December 1985 to December 1989. Mr. Bachow also acts as President of the general partner of each of Paul S. Bachow Co-Investment Fund, L.P., Bachow Investment Partners III, L.P. and Bachtel Cellular Liquidity, L.P. He has a B.A. from American University, a J.D. from Rutgers University and a Masters Degree in tax law from New York University, and is a C.P.A. Mr. Bachow serves as director of Deb Shops, Inc., and Digital Microwave Corporation, as well as several private companies.

BAMI BASTANI (Age 47)

      Dr. Bastani has served as a director and President and CEO of the Company since October 1998. Prior to joining ANADIGICS, Dr. Bastani served as Executive Vice President, System LSI Group for Fujitsu Microelectronics, Inc., from 1996 to 1998. From 1985 to 1996, Dr. Bastani held various positions at National Semiconductor including Vice President - Embedded Technology Division, Vice President - Memory Products Division, and Vice President - Technology Development. Dr. Bastani received a B.S.E.E. from the University of Arkansas and a Ph.D. and M.S. in Electrical Engineering from Ohio State University.

COMMITTEES OF THE BOARD

      The standing committees of the ANADIGICS, Inc. Board of Directors are as follows:

      The Audit Committee is responsible for (i) determining the adequacy of the Company's internal accounting and financial controls, (ii) reviewing the results of the audit of the Company performed by the independent public accountants, and
(iii) recommending the selection of independent public accountants. Messrs. Bachow, Fellows and Rein were members of the Audit Committee during fiscal 2000. A copy of the Audit Committee Charter fully describing the purpose, duties and powers of the Audit Committee is attached hereto as Annex A. The Audit Committee met three times during the 2000 fiscal year.

      The Compensation Committee determines matters pertaining to the compensation of certain executive officers of the Company and administers the Company's stock option, incentive compensation, and employee stock purchase plans. Messrs. Bachow and Strigl were members of the Compensation Committee during fiscal 2000 and met once during the 2000 fiscal year.

      The Executive Committee has authority to act for the Board on most matters during intervals between Board meetings. Messrs. Bastani, Fellows, Rein, Rosenzweig and Solomon were members of the Executive Committee during fiscal 2000. The Executive Committee met three times during the 2000 fiscal year.

      During fiscal 2000, the Board of Directors met four times. With the exception of Mr. Strigl, each of the Directors attended at least 75% of the aggregate of all meetings the Board held.

AUDIT COMMITTEE REPORT

      The audit committee is comprised of three directors, who are independent within the meaning of the NASD listing standards, and operates under a written charter adopted annually by the Board of Directors, which is attached as Annex A to the Proxy Statement. The Audit Committee assists the Board of Directors in fulfilling its responsibilities to oversee the Company's financial reporting process and monitors the integrity of the Company's financial statements and the independence and performance of the Company's auditors. In this context, we have reviewed and discussed the Company's financial statements with Company management and the independent auditors, Ernst & Young LLP, including matters raised by the independent auditors pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has reviewed and discussed such other matters as we deemed appropriate.

      The Company's independent auditors provided the Audit Committee with written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and we discussed Ernst & Young LLP's independence with them.

      We have considered whether the provision of services by Ernst & Young LLP not related to the audit of the Company's financial statements and to the review of the Company's interim financial statements is compatible with maintaining Ernst & Young LLP's independence.

      Based on the foregoing review and discussion, and relying on the representation of Company management and the independent auditor's report to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ANADIGICS, INC.

                                                                   Paul Bachow
                                                                   David Fellows
                                                                   Harry Rein

EXECUTIVE OFFICERS OF THE COMPANY

         The current executive officers of the Company are as follows:

Name                       Age       Position
----                       ---       --------
Bami Bastani               47        President, Chief Executive Officer and Director
Ronald Rosenzweig          63        Chairman of the Board of Directors and Director
Charles Huang              53        Executive Vice President and Chief Technical Officer
Thomas C. Shields          42        Senior Vice President and Chief Financial Officer

      Set forth below is certain information with respect to the Company's executive officers. Officers are appointed to serve at the discretion of the Board of Directors. There are no family relationships between executive officers or directors of the Company. Information on Dr. Bastani and Mr. Rosenzweig is listed in the Director profile above.

      Dr. Huang, a co-founder of ANADIGICS in 1985, has served as Executive Vice President of the Company since its inception and a Director until April of 1999. He was director of GaAs research and development and wafer fabrication services at Avantek from 1980 to 1984. Dr. Huang received his Ph.D.E.E. at the University of California, Berkeley.

      Mr. Shields joined ANADIGICS effective July 30, 1999 as Senior Vice President and Chief Financial Officer. Prior to joining ANADIGICS, Mr. Shields served as Vice President and Controller of Fisher Scientific Company from 1997 to 1999. From 1994 to 1997, Mr. Shields served as Vice President and Controller for Harman Consumer Group. From 1986 to 1994, Mr. Shields served in various positions with Baker & Taylor, Inc. Mr. Shields received his B.S. and M.B.A. degrees from Fairleigh Dickinson University in New Jersey.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based on the Company's review of copies of all disclosure reports filed by directors and executive officers of the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company believes that there was compliance with all filing requirements of Section 16(a) applicable to directors and executive officers of the Company during the fiscal year.

STOCK OWNERSHIP OF DIRECTORS AND MANAGEMENT

      The following table sets forth as of March 1, 2001 certain information about stock ownership of each Director and nominee for directorship, the Chief Executive Officer and the next four most highly compensated executive officers, and all Directors and executive officers as a group.

                                                                           Common Stock           % Beneficial
Name                                                                    Beneficially Owned          Ownership
----                                                                    ------------------          ---------
Paul Bachow                                                                   176,794 (1)                *
David Fellows                                                                  84,750 (1)                *
Harry Rein                                                                     84,750 (1)                *
Lewis Solomon                                                                  42,000 (2)                *
Bami Bastani                                                                  373,924 (3)              1.2
Ronald Rosenzweig                                                             366,494 (4)              1.2
Dennis Strigl                                                                   7,500 (5)                *
Charles Huang                                                                 707,149 (6)              2.3
Thomas C. Shields                                                              46,058 (7)                *
Bruce Diamond                                                                   5,854 (8)                *

All Directors and Executive Officers as a group                             1,895,273                  6.0

(1) Includes 84,750 shares of common stock issuable pursuant to options, currently exercisable or exercisable within 60 days.

(2) Includes 42,000 shares of common stock issuable pursuant to options, currently exercisable or exercisable within 60 days.

(3) Includes 362,501 shares of common stock issuable pursuant to options, currently exercisable or exercisable within 60 days.

(4) Includes 202,500 shares of common stock issuable pursuant to options, currently exercisable or exercisable within 60 days.

(5) Includes 7,500 shares of common stock issuable pursuant to options, currently exercisable or exercisable within 60 days.

(6) Includes 382,862 shares of common stock issuable pursuant to options, currently exercisable or exercisable within 60 days.

(7) Includes 45,314 shares of common stock issuable pursuant to options, currently exercisable or exercisable within 60 days.

(8) Does not include options rights that have terminated since Mr. Diamond's resignation.

*     Less than 1%.

                    COMPENSATION AND OTHER TRANSACTIONS WITH
                   DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS

COMPENSATION

      Shown below is information concerning the annual compensation for services in all capacities to the Company for the last three fiscal years of those persons who at December 31, 2000, were (i) the chief executive officer of the Company and (ii) the other four most highly compensated executive officers of the Company (collectively, the "named executive officers"):

                           Summary Compensation Table

                                                                                                      Long-Term
                                                                                                     Compensation
                                                                                                         Awards
                                                                                                      (Securities
                                                                                 Other Annual          Underlying
Name and Principal Position        Year           Salary           Bonus(1)     Compensation(2)        Options)
---------------------------        ----           ------           --------     ---------------        --------
Bami Bastani (3) ...........       2000       $   427,433       $   402,205       $13,469,062                --
    Chief Executive Officer        1999           420,000           504,000           190,214           150,000
                                   1998            98,539           100,000            61,587           675,000

Ronald Rosenzweig ..........       2000           200,000            63,450        10,302,600            15,000
    Chairman of the Board          1999           241,500           301,875             2,120                --
                                   1998           241,544                --            15,123           315,000

Charles Huang ..............       2000           217,740           205,373           770,098            30,000
    Executive Vice President       1999           207,692           230,129               120            37,500
                                   1998           207,692                --             3,877           217,500

Thomas C. Shields (3) ......       2000           204,423           192,464            25,112            35,000
    Senior Vice President          1999            73,077           112,500            77,680            93,750
                                   1998                --                --                --                --

Bruce Diamond (3)(4) .......       2000           210,321           119,560               834                --
    Senior Vice President          1999           194,769           218,955               120            60,000
                                   1998           180,000           100,000               120           135,000

(1) Represents bonuses earned as follows: 2000's bonus earned was paid during 2000 and February 2001. 1999's bonus earned was paid during 1999 and February 2000. In addition to the performance bonus earned during 1999, Mr. Shields also received a $50,000 bonus upon his acceptance of employment with the Company. Except for Mr. Diamond and Dr. Bastani, no bonus was earned by any executive officer for 1998. Mr. Diamond's 1998 bonus was a guaranteed bonus as part of his employment agreement with the Company and Dr. Bastani's 1998 bonus was a sign-on bonus as part of his employment agreement with the Company.

(2) Represents the exercise of stock options by Dr. Bastani, Mr. Rosenzweig and Dr. Huang, the value of income tax preparation services provided to Mr. Rosenzweig by the Company's auditors, relocation expenses incurred by Dr. Bastani and Mr. Shields, and premiums paid for medical insurance covering each of the named executive officers.

(3) Mr. Shields and Dr. Bastani were employed for less than a full year in 1999 and 1998, respectively. As such, their salary amounts for these years only represent salary earned from start date through the end of the fiscal year.

(4) Mr. Diamond was employed as Senior Vice President, Operations from 1997 through December 31, 2000, at which time Mr. Diamond resigned from the Company.

STOCK OPTIONS AND CERTAIN OTHER COMPENSATION

      The following table presents the stock options granted to the named executive officers in fiscal 2000 under the Company's 1995 Long Term Incentive and Share Award Plan:

                        Option Grants in Last Fiscal Year


                                          Percent of
                                             Total                                      Value at Assumed
                        Number of           Options                                Annual Rates of Stock Price
                        Securities         Granted to                                  Appreciation for
                        Underlying         Employees   Exercise                          Option Term
                         Options           in Fiscal   Price per    Expiration           -----------
Name                     Granted             Year      Share (3)       Date            5%             10%
----                     -------             ----      ---------       ----            --             ---
Ronald Rosenzweig         15,000(1)          1.0%       $30.88       01/01/10       $291,304       $738,222

Charles Huang             30,000(2)          1.9         15.56       12/19/10        293,615        744,079

Thomas C. Shields         35,000(3)          2.3         15.56       12/19/10        342,551        868,092


(1) Entire option grant becomes exercisable on December 31 in the year granted.

(2) One-third of the options becomes exercisable one year from the date of grant. The remaining two-thirds of the options become exercisable ratably on a quarterly basis over the following two years.

(3) The exercise price of the stock options was based on the fair market value of the stock on the date of grant.

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values
                         Stock Price at 12/31/00 $16.375

                                                                   # of Securities                       Value of
                                                                     Underlying                        Unexercised
                                                                     Unexercised                       In-the-money
                            Shares                                Options at FY-End                  Options at FY-End
                          Acquired          Value                 -----------------                  -----------------
Name                     On Exercise       Realized          Exercisable     Unexercisable     Exercisable     Unexercisable
----                     -----------       --------          -----------     -------------     -----------     -------------
Bami Bastani                150,000       $13,458,750           350,001           324,999       $ 3,661,500       $ 2,746,125

Ronald Rosenzweig           180,000        10,291,155           180,000            30,000         1,834,939            82,125

Charles Huang                 9,000           767,580           349,113           116,248         2,626,392           638,208

Thomas C. Shields                --                --            37,502            91,248                 0            28,438

COMPENSATION OF DIRECTORS

      Non-management Directors receive options under the 1995 Long Term Incentive and Share Award Plan (the "1995 Plan"). Under the 1995 Plan, a grant of options to purchase 15,000 shares of Common Stock, at an exercise price per share equal to the fair market value as determined on the date of grant, will automatically be granted on the date a non-management Director is first elected to the Board. Each option so granted will become exercisable in three equal installments commencing one year from the date of grant and annually thereafter, and will expire ten years from the date of grant. Non-management Directors also receive an annual grant of options to purchase 15,000 shares of Common Stock at the fair market value as determined on the date of grant and vesting on December 31 in the year granted. In addition, each non-management Director receives $10,000 per year for Board services, $1,000 for each Committee meeting attended, and reimbursement for ordinary expenses incurred in connection with attendance at such meetings.

EXECUTIVE EMPLOYMENT AGREEMENTS

      Chief Executive Officer. In August 1998, Dr. Bamdad Bastani, President, Chief Executive Officer and member of the Board of Directors, entered into an employment agreement with the Company pursuant to which he was to receive an annual base salary, bonus, stock options, relocation expenses, and executive benefits. Dr. Bastani's base salary in 2000 was $427,433. Dr. Bastani received a bonus equal to 94% of his base salary since the Compensation Committee determined that the Company exceeded operational, strategic, and financial goals approved by the Board of Directors during January 2000. Also, under the terms of his employment with the Company, Dr. Bastani was given non-qualified options to purchase 675,000 shares of the Company's Common Stock at the fair market value on the date of grant. One-third of the non-qualified options become exercisable on the first anniversary of the date of grant, one-third become exercisable on the second anniversary of the date of grant, and the remaining one-third become exercisable on the third anniversary of the date of grant. During 1999, the Compensation Committee authorized an additional grant of non-qualified options to Dr. Bastani to purchase 150,000 shares of Common Stock at the fair market value on the date of grant. One-third of these options become exercisable after one-year from the date of grant and the remaining two-thirds become exercisable equally on a quarterly basis over the next two years.

      If the Company terminates Dr. Bastani without cause, he shall be entitled to an amount equal to 200% of the sum of (A) his then annual base salary plus
(B) his bonus, if any earned during the immediately preceding calendar year, health benefits for a maximum of twenty-four months, and immediate vesting of all non-qualified stock options.

      Chairman of the Board. In September 1998, Ronald Rosenzweig, Chairman of the Board of Directors, entered into an employment agreement through July 2, 2002 with the Company pursuant to which he was to receive an annual base salary, bonus, stock options, and executive benefits. Mr. Rosenzweig's base salary in 2000 was $200,000. Mr. Rosenzweig also received a bonus equal to 32% of his base salary. Also, under the terms of his employment with the Company, Mr. Rosenzweig was given non-qualified options to purchase 225,000 shares of the Company's Common Stock at the fair market value on the date of grant. One-third of the non-qualified options become exercisable on the first anniversary of the date of grant and the remaining 150,000 shares become exercisable at the rate of 18,750 shares at the end of each 90 day period subsequent to the first anniversary date of grant. As part of his employment agreement, Mr. Rosenzweig's salary shall be at an annual rate of $100,000 in 2001 and 2002. Mr. Rosenzweig shall also be entitled to a bonus of up to 50% of his annual salary during 2001 and 2002.

      If the Company terminates Mr. Rosenzweig without cause, he shall be entitled to an amount equal to the sum of (A) his then annual base salary plus
(B) his bonus, if any earned during the immediately preceding calendar year, health benefits for a maximum of twenty-four months, and immediate vesting of all non-qualified stock options that would have vested within twelve months of the date of termination of employment.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee establishes and reviews the compensation of the Company's executive officers. The Compensation Committee of the Board of Directors consists entirely of non-employee directors.

      Compensation Philosophy. The Company's executive compensation program is designed to attract and retain key executives who will enhance the performance of the Company, promote its long-term interest and build stockholders' equity. The Compensation Committee sought to align total compensation for executive management with corporate performance. The Company's executive compensation package generally includes four main components:

1) A base salary which is established at levels considered appropriate for the duties and scope of responsibilities of each officer's position.

2)    A bonus potential which is tied directly to operating objectives.

3) A stock option award to increase stock ownership in the Company and align executive compensation with stockholder interests.

4) Other compensation and employee benefits generally available to all employees of the Company, such as health insurance and participation in the ANADIGICS, Inc. Employee Savings and Protection Plan ("401(k) Plan").

      The Compensation Committee places a particular emphasis on variable, performance based components, such as the bonus potential and stock option awards, the value of which could increase or decrease to reflect changes in corporate and individual performances.

      In addition, this past year the Company established employment agreements with all executive officers and vice presidents. The agreements provide certain benefits in the event of a greater than 50% change in control of the Company. In exchange, these individuals have agreed that, upon leaving the Company, they will not recruit Company employees for 12 months and that any disputes regarding this agreement will be settled by arbitration.

      CEO Compensation. Dr. Bastani's base salary in 2000 was $427,433, which was determined to be competitive in order to attract Dr. Bastani to the Company in August 1998. Dr. Bastani received a bonus equal to 94% of his base salary since the Compensation Committee determined that the Company exceeded operational, strategic, and financial goals approved by the Board of Directors during January 2000.

      If the Company terminates Dr. Bastani without cause, he shall be entitled to an amount equal to 200% of the sum of (A) his then annual base salary plus
(B) his bonus, if any earned during the immediately preceding calendar year, health benefits for a maximum of twenty-four months, and immediate vesting of all non-qualified stock options.

      Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that such compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not qualified performance-based compensation under the Internal Revenue Code. Non-performance-based compensation paid to the Company's executive officers for the 2000 Fiscal Year did not exceed the $1.0 million limit per officer, and the Compensation Committee plans to keep the non-performance-based compensation to be paid to the Company's executive officers for the 2001 Fiscal Year within that limit.

      It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the interests of each executive officer and the interests of the Company's shareholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long term.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF ANADIGICS, INC.

                                            Paul Bachow
                                            Dennis Strigl

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock from January 1, 1995 through December 31, 2000 with the cumulative total return on the NASDAQ Stock Market Index and the Philadelphia Semiconductor Index, considered to be an index of the Company's peer group. The comparison assumes $100 was invested on January 1, 1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The Company did not declare, nor did it pay any cash dividends during the comparison period. Notwithstanding any statement to the contrary in any of the Company's previous or future filings with the Securities and Exchange Commission, the graph shall not be incorporated by reference into any such filings.

[LINE CHART OMITTED]

[The data below was represented as a line chart in the printed material.]

                                        12/29/95      12/31/96     12/31/97     12/31/98     12/31/99     12/29/00
                                        --------      --------     --------     --------     --------     --------
ANADIGICS, Inc.                          100.000       184.710      212.654      80.739       333.104      173.391
Nasdaq Stock Market Index                100.000       122.706      149.254      208.405      386.769      234.811
Philadelphia Semiconductor Index         100.000       119.755      131.381      174.703      351.121      287.357

      PROPOSAL II: ADOPTION OF AMENDMENT AND RESTATEMENT OF EMPLOYEE STOCK
                                  PURCHASE PLAN

      The Board of Directors of the Company has amended and restated the ANADIGICS, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"). The following summary of the Stock Purchase Plan is qualified in its entirety by express reference to the text of the Stock Purchase Plan, which is attached as Annex B hereto.

      The purpose of the Stock Purchase Plan is to give employees of the Company and its subsidiaries an opportunity to purchase Common Stock through payroll deductions, thereby encouraging employees to share in the economic growth and success of the Company and its subsidiaries. The Stock Purchase Plan has been amended to increase the number of shares of Common Stock available for issuance thereunder by 850,000 to 1,693,750 in total. The Stock Purchase Plan is administered by the Compensation Committee.

      In general, any person who has been an employee for at least one month on a given enrollment date (generally each January 1) who is scheduled to work at least 20 hours per week on a regular basis is eligible to participate in the Stock Purchase Plan. Common Stock will be purchased for each participant in the Stock Purchase Plan as of the last day of each Offering Period (generally December 31) with the money deducted from their paychecks during the Offering Period. The purchase price per share of Common Stock will be either (i) an amount equal to 85% of the fair market value of a share of Common Stock on the first day of the Offering Period or on the last day of the Offering Period, whichever is lower, or (ii) such higher price as may be set by the Compensation Committee at the beginning of the Offering Period.

      A participant may elect to have payroll deductions made under the Stock Purchase Plan for the purchase of Common Stock in an amount not to exceed the lesser of 15% of the participant's compensation or $25,000. Compensation for purposes of the Stock Purchase Plan means the gross amount of the participant's base pay on the basis of the participant's regular, straight-time hourly, weekly or monthly rate for the number of hours normally worked, exclusive of overtime, bonuses, shift premiums or other compensation. Contributions to the Stock Purchase Plan will be on an after-tax basis. A participant may terminate his or her payroll deductions at any time.

      A stock purchase bookkeeping account will be established for each participant in the Stock Purchase Plan. Amounts deducted from participants' paychecks will be credited to their bookkeeping accounts. No interest will accrue with respect to any amounts credited to the bookkeeping accounts. As of the last day of each Offering Period, the amount credited to a participant's stock purchase account will be used to purchase the largest number of whole shares of Common Stock possible at the price as determined above. The Common Stock will be purchased directly from the Company. No brokerage or other fees will be charged to participants. Any balance remaining in the participant's account will be returned to the participant.

      A participant may withdraw from participation in the Stock Purchase Plan at any time during an Offering Period by written notice to the Company. Upon withdrawal, a participant's bookkeeping account balance will be distributed as soon as practicable and no shares of Common Stock will be purchased. Rights to purchase shares of Common Stock under the Stock Purchase Plan are exercisable only by the participant and are not transferable, except by the laws of descent and distribution.

      The Board of Directors of the Company may amend, suspend, or terminate the Stock Purchase Plan at any time, except that certain amendments may be made only with the approval of the shareholders of the Company. Subject to earlier termination by the Board of Directors, the Stock Purchase Plan will terminate on December 31, 2005. Unless otherwise determined by the Compensation Committee, any unexpired Offering Period that commenced prior to any termination date of the Stock Purchase Plan shall continue until the last day of such Offering Period.

Federal Income Tax Consequences

      The following is a summary of certain of the federal income tax consequences to participants in the Stock Purchase Plan and to the Company, based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations and rulings thereunder, and does not address the consequences under state or local or any other applicable tax laws.

      Participants in the Stock Purchase Plan will not recognize income at the time a purchase right is granted to them at the beginning of an Offering Period or when they purchase Common Stock at the end of the Offering Period. However, participants will be taxed on amounts withheld from their salary under the Stock Purchase Plan as if actually received, and the Company will generally be entitled to a corresponding income tax deduction.

      If a participant disposes of the Common Stock purchased pursuant to the Stock Purchase Plan after one year from the end of the applicable Offering Period and two years from the beginning of the applicable Offering Period, the participant must include in gross income as compensation (as ordinary income and not as capital gain) for the taxable year of disposition an amount equal to the lesser of (a) the excess of the fair market value of the Common Stock at the beginning of the applicable Offering Period over the purchase price computed on the first day of the Offering Period or (b) the excess of the fair market value of the Ordinary Shares at the time of disposition over their purchase price. Thus, if the one and two year holding periods described above are met, a participant's ordinary compensation income will be limited to the discount available to the participant on the first day of the applicable Offering Period. If the amount recognized upon such a disposition by way of sale or exchange of the Common Stock exceeds the purchase price plus the amount, if any, included in income as ordinary compensation income, such excess will be long-term capital gain. If the one and two year holding periods described above are met, the Company will not be entitled to any income tax deduction.

      If a participant disposes of Common Stock within one year from the end of the applicable Offering Period or two years from the beginning of the Offering Period, the participant will recognize ordinary income at the time of disposition which will equal the excess, if any, of the fair market value of the Common Stock on the date the participant purchased the Common Stock (i.e., the end of the applicable Offering Period) over the amount paid for the Common Stock. The Company will generally be entitled to a corresponding income tax deduction. The excess, if any, of the amount recognized on disposition of such Common Stock over their fair market value on the date of purchase (i.e., the end of the applicable Offering Period) will be short-term capital gain, unless the participant's holding period for the Common Stock (which will begin at the time of the participant's purchase at the end of the Offering Period) is more than one year. If the participant disposes of the Common Stock for less than the purchase price for the shares, the difference between the amount recognized and such purchase price will be a long- or short-term capital loss, depending upon the participant's holding period for the Common Stock.

New Plan Benefits

      Participation in the Stock Purchase Plan is voluntary. Accordingly, at this time the Company cannot determine the amount of shares of Common Stock that will be acquired by participants or the dollar value of any such participation.

      The amendment and restatement of the Company's Employee Stock Purchase Plan requires the receipt of the affirmative vote of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board of Directors unanimously recommends a vote "FOR" the proposal to adopt the amendment to extend the Employee Stock Purchase Plan and increase the number of shares issuable thereunder.

                PROPOSAL III: APPOINTMENT OF INDEPENDENT AUDITORS

      During fiscal year 2000, Ernst & Young LLP, independent certified public accountants, provided various audit, audit related and non-audit services to the Company as follows:

      a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal year 2000 annual financial statements and review of financial statements in the Company's Form 10-Q reports: $266,900.
      b) Audit Related Fees: Aggregate fees billed for professional services rendered during fiscal year 2000 related to audits of employees benefits plans and consultation on accounting standards and contemplated transactions: $344,655.
      c)    Financial Information Systems Design and Implementation Fees: None.
      d)    All Other Fees: Principally income tax consulting: $105,727.

      The Audit Committee of the Board has considered whether provision of the services described in sections b), c), and d) above is compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Ernst & Young LLP's independence. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting of stockholders and will have an opportunity to make a statement if they so desire and are expected to be available to answer appropriate questions. The Audit Committee and the Board of Directors have selected Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001.

      The appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the Annual Meeting.

The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company.

                              STOCKHOLDER PROPOSALS

      ANADIGICS must be notified of any other shareholder proposal intended to be included in the proxy statement and presented for consideration at the 2002 Annual Meeting not later than December 20, 2001. In addition, ANADIGICS must be notified of any other shareholder proposal intended to be presented for consideration at the 2002 Annual Meeting not later than January 20, 2002. We believe these two dates are a reasonable time prior to the date we intend to first mail our Proxy Statement for the 2002 Annual Meeting. Proposals may be mailed to the Company, to the attention of Secretary, 141 Mt. Bethel Road, Warren, NJ 07059.

                                  OTHER MATTERS

      The Board of Directors knows of no other business that will be presented at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their judgment on such matters.

                                                                         ANNEX A

AUDIT COMMITTEE CHARTER

Objective

      The Audit Committee's objective is to oversee all aspects of the Company's financial reporting process on behalf of the Board of Directors.

Organization

      This charter governs the operations of the Audit Committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate and at least one member shall have accounting or related financial management expertise.

Statement of Policy

      The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities

      The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

Oversight Process

      The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

      Authority and Accountability - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.


                                      -A1-

      Scope of Work and Level of Compliance - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

      Quarterly Review - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

      Annual Review - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.


                                      -A2-

                                                                         ANNEX B

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

1.    Purposes of the Plan

      The ANADIGICS, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a suitable means by which eligible employees of ANADIGICS, Inc. (the "Company") and participating subsidiaries may accumulate, through voluntary, systematic payroll deductions, amounts regularly credited for their account to be applied to the purchase of shares of the common stock, par value $0.01, of the Company (the "Common Stock") pursuant to the exercise of options granted from time to time hereunder. The Plan provides employees with opportunities to acquire proprietary interests in the Company, and will also provide them with additional incentives to continue their employment and promote the best interests of the Company. Options granted under the Plan are intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The term "subsidiary" as used in the Plan shall mean a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code. For purposes of the Plan, masculine terminology shall also be construed to include the feminine.

2.    Shares of Stock Subject to the Plan

      Subject to the provisions of Section 12, the maximum number of shares of Common Stock which may be issued on the exercise of options granted under the Plan is 1,700,000 shares of the Company's Common Stock. Any shares subject to an option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, shall again be available for issuance on the exercise of other options granted under the Plan. Shares delivered on the exercise of options may, at the election of the Board of Directors of the Company, be authorized but previously unissued Common Stock or Common Stock reacquired by the Company, or both.

3.    Administration

      The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), which shall be composed of not less than two members of the Board of Directors of the Company, all of whom shall be ineligible to participate in this Plan and shall otherwise qualify as disinterested persons for purposes of Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission. Subject to the provisions of the Plan, the Committee shall have full discretion and the exclusive power (i) to determine the terms and conditions under which shares shall be offered and corresponding options shall be granted under the Plan for any Purchase Period (as defined in Section 6) consistent with the provisions of the Plan, and (ii) to resolve all questions relating to the administration of the Plan.

      The interpretation and application by the Committee of any provision of the Plan shall be final and conclusive on all employees and other persons having, or claiming to have, an interest under the Plan. The Committee may in its discretion establish such rules and guidelines relating to the Plan as it may deem desirable.

      The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

      No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.

4.    Eligibility to Participate

      The persons eligible to participate in this Plan shall be all employees (including officers) of the Company who have completed at least one month of employment with the Company and its subsidiaries, but excluding employees whose customary employment is for not more than five months in any calendar year or 20 hours or less per week;


                                      -B1-
provided, however, that such one month employment requirement shall not be applicable to employees in the employment of the Company on the first day of the first Purchase Period established under the Plan. The Board of Directors of the Company may designate any subsidiary of the Company as a participating subsidiary for purposes of the Plan in which event employees of such subsidiary meeting the foregoing requirements shall also be eligible persons for the applicable Purchase Period(s). An employee who is eligible to participate in this Plan pursuant to the foregoing sentence is hereinafter referred to as an "Employee."

      On or before the beginning of each Purchase Period, the Company will furnish to each Employee a notice (hereinafter called a "Notice of Shares Offered") stating the maximum number of shares which such Employee shall be eligible to purchase for such Purchase Period in accordance with the provisions of clause (ii) in the first paragraph of Section 5.

      Nothing contained in the Plan shall confer upon any Employee any right to continue in the employ of the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

5.    Participation in the Plan

      An Employee may participate in the Plan only as of the beginning of a Purchase Period. If an individual becomes eligible to participate in the Plan after the commencement of a Purchase Period, he may not participate in the Plan until the beginning of the next Purchase Period. A copy of the Plan will be furnished to each Employee prior to the beginning of the first Purchase Period during which he may participate in the Plan. To participate in the Plan an Employee must deliver (or cause to be delivered) to the Company, prior to the commencement of the first Purchase Period during which he wishes to participate in the Plan, a contingent subscription for Common Stock and authorization for payroll deductions to effect the purchase of Common Stock (hereinafter called a "Participation Election") . In his Participation Election an Employee must:

      (i) authorize payroll deductions within the limits prescribed in Sections 8 and 9 and specify the percentage to be deducted regularly from his Compensation (as defined in Section 8);

      (ii) elect and authorize the purchase by him for each Purchase Period of a number of shares of Common Stock on the Exercise Date (as defined in Section 7) with respect to the applicable Purchase Period which shall not exceed the number of shares which may be purchased at a price equal to 85% of the Fair Market Value (determined in accordance with Section 7) of the Common Stock on the first day of such Purchase Period with the maximum aggregate amount of payroll deductions for the Purchase Period (based on the participant's Compensation in effect on the first day of the Purchase Period);

      (iii) furnish the exact name and address in which stock certificates for Common Stock purchased by him under the Plan are to be issued; and

      (iv) agree to notify the Company if he should dispose of Common Stock purchased through the Plan within two years of the commencement of the Purchase Period in which he purchased such Common Stock.

      An Employee need not, and may not, make any down payment in order to participate in the Plan. Participation in the Plan is entirely voluntary, and a participating Employee may withdraw from participation as provided in Section 15 during any Purchase Period at any time prior to the Exercise Date for such Purchase Period.

      The Committee may establish a maximum number of shares of Common Stock that any Employee may purchase under the Plan for a Purchase Period, which amount need not be the same for each Purchase Period.

      6.    Purchase Periods; Grant of Options

      Unless otherwise determined by the Committee, each Purchase Period under the Plan shall commence on the


                                      -B2-
first day of a calendar year and end on the last day of such calendar year, and shall include all pay periods ending within it; provided, however, that a Purchase Period may not exceed 27 months in length. During each Purchase Period participating Employees shall accumulate credits to a bookkeeping account maintained by the Company (hereinafter referred to as a "Stock Purchase Account") through payroll deductions to be made at the close of each pay period for the purchase of shares of Common Stock under the Plan. For each Purchase Period the Company shall grant options to participating Employees with respect to the number of shares of Common Stock (subject to the provisions of Sections 2, 5, 11 and 12) which shall be purchasable through the application of amounts credited to each such Employee's Stock Purchase Account at the purchase price per share determined on the Exercise Date for the Purchase Period (such number of shares to be subject to reduction in the event of a pro rata apportionment provided for in Section 17).

7.    Exercise Dates and Purchase Prices

      The last business day of each Purchase Period shall constitute the "Exercise Date" for such Purchase Period. Subject to the provisions of Section 12, the purchase price per share of Common Stock to be purchased on an Exercise Date pursuant to the exercise of options granted for the Purchase Period, through the application of amounts credited during such Purchase Period to the Stock Purchase Accounts of participating Employees, shall not be less than the lesser of:

      (a) an amount equal to 85% of the Fair Market Value of the Common Stock at the time such option is granted (i.e., the first day of the Purchase Period),
or

      (b) an amount equal to 85% of the Fair Market Value of the Common Stock at the time such option is exercised (i.e., the Exercise Date).

      For purposes of the Plan, the Fair Market Value of a share of the Common Stock on any date shall be (1) if the Common Stock is traded on an established securities market, the mean between the high and low prices of such Common Stock for such date, and (2) if the Common Stock is not so traded, an amount determined by the Committee in good faith and based upon such factors as it deems relevant to such determination; provided, however, that the Fair Market value of a share of Common Stock on the date of consummation of the Company's initial public offering shall be the price paid by the public in the initial public offering.

8.    Payroll Deductions - Authorization and Amount

      Employees shall authorize in their Participation Elections from 1% to 15% (in whole percentage increments) of their Compensation to which such election relates (subject to the limitations of Section 9). For purposes of the Plan, the "Compensation" of an Employee for any Purchase Period shall mean the gross amount of his base pay on the basis of his regular, straight-time hourly, weekly or monthly rate for the number of hours normally worked, exclusive of overtime, bonuses, shift premiums or other compensation.

      By delivering to the Company at least seven days prior to the commencement of the next Purchase Period a revised Participation Election, a participating Employee may change the amount to be deducted from his Compensation during the next Purchase Period and any subsequent Purchase Period subject to the limitations of this Section 8 and Section 9. At any time prior to the end of a Purchase Period, but not more than three times during any such Purchase Period, an Employee may change his rate of Compensation deduction by filing a new Compensation deduction authorization form. The change may not become effective sooner than the next pay period after receipt of the form by the Company.

      A participating Employee's authorization for payroll deductions will remain in effect for the duration of the Plan, subject to the provisions of Sections 11 and 14, unless his election to purchase Common Stock shall have been terminated pursuant to the provisions of Section 13, the amount of the deduction is changed as provided in this Section 8 or the Employee withdraws or is considered to have withdrawn from the Plan under Section 15 or 16.

      All amounts credited to the Stock Purchase Accounts of participating Employees shall be held in the general funds of the Company but shall be used from time to time in accordance with the provisions of the Plan.


                                      -B3-

9.    Limitations on the Granting of Options

      Anything in the Plan to the contrary notwithstanding, no participating Employee may be granted an option which permits his rights to purchase Common Stock under all employee stock purchase plans of the Company and its parent and subsidiary corporations (if any) to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of this Section 9:

      (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year;

      (ii) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year; and

      (iii) a right to purchase stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

      No participating Employee may be granted an option hereunder if such Employee, immediately after the option is granted, owns (within the meaning of Section 423(b)(3) of the Code) stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the respective meanings set forth in Section 424 of the Code.

      10.   Stock Purchase Accounts

      The amounts deducted from the Compensation of each participating Employee shall be credited to his individual Stock Purchase Account. Employees participating in the Plan may not make direct cash payments to their Stock Purchase Accounts.

      Following the close of each Purchase Period the Company will furnish to each participating Employee a statement of his individual Stock Purchase Account. This statement shall show (i) the total amount of payroll deductions for the Purchase Period just closed, (ii) the number of full shares (and the purchase price per share) of Common Stock purchased pursuant to the provisions of Section 11 by the participating Employee for the Purchase Period, and (iii) any remaining balance of his payroll deductions which is to be refunded to the Employee following the close of the Purchase Period (or carried forward to the next Purchase Period in the case of amounts representing fractional shares).

      11.   Issuance and Purchase of Common Stock

      Shares of Common Stock may be purchased by participating Employees only on the Exercise Date for each Purchase Period; and the options which the Company grants to participating Employees to purchase Common Stock for a Purchase Period may be exercised only on the Exercise Date, and their elections to purchase Common Stock pursuant to the exercise of such options shall not become irrevocable until the close of business on the day prior to the Exercise Date. The purchase price per share shall be determined as set forth in Section 7.

      A participating Employee who purchases Common Stock pursuant to the exercise of options granted under the Plan shall purchase as many shares as shall be provided in his Participation Election, subject to the limitations set forth in Sections 8, 9, 12 and 17; provided that in no event may shares be purchased other than by application of the balance in his Stock Purchase Account on the Exercise Date and that in no event may a participating Employee purchase a greater number of shares than would be purchasable at the purchase price determined in accordance with Section 7 through the application of the balance in his Stock Purchase Account on the Exercise Date for the Purchase Period to which the option relates. Any balance remaining in such a participating Employee's Stock Purchase Account following an Exercise Date shall be refunded to the Employee as soon as practicable thereafter.


                                      -B4-

      Unless otherwise determined by the Committee, Common Stock purchased pursuant to the Plan shall be held in book entry form until such time as the Employee requests delivery of certificates for Common Stock. Certificates for Common Stock so purchased shall be delivered to the Employee as soon as practicable following his or her request. Cash in an amount equal to the Fair Market Value of a fractional share interest will be issued to the Employee in lieu of a certificate for a fractional share of Common Stock.

      All rights as an owner of shares of Common Stock purchased under the Plan shall accrue to the participating Employee who purchased the shares effective as of the Exercise Date on which amounts credited to his Stock Purchase Account were applied to the purchase of the shares; and such Employee shall not have any rights as a stockholder prior to such Exercise Date by reason of his having elected to purchase such shares.

12. Dilution or Other Adjustment

      If the Company is a party to any merger or consolidation, or undergoes any separation, reorganization or liquidation, the Committee shall have the power to make arrangements, which shall be binding upon the Employees then participating in the Plan, for (i) the purchase of shares subject to outstanding Participation Elections for the Purchase Period occurring at such time, (ii) for the assumption of the Company's undertakings with respect to the Plan by another corporation, or (iii) for the cancellation of outstanding Participation Elections and options to purchase shares and the payment by the Company of an amount (not less than the amount then credited to Employees' respective Stock Purchase Accounts) determined by the Committee in consideration therefor. In addition, in the event of a reclassification, stock split, combination of shares, separation (including a spin-off), dividend on shares of the Common Stock payable in stock, or other similar change in capitalization or in the corporate structure of shares of the Common Stock of the Company, the Committee shall conclusively determine the appropriate adjustment in the purchase price and other terms of purchase for shares subject to outstanding Participation Elections for the Purchase Period occurring at such time . in the number and kind of shares or other securities which may be purchased for such Purchase Period and in the aggregate number of shares which may be purchased under the Plan. Any such adjustment in the shares or other securities subject to the outstanding options granted to such Employees (including any adjustment in the option price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent permitted by Sections 423 and 424 of the Code.

13.   No Assignment of Plan Rights or of Purchased Stock

      An Employee must promptly advise the Company if a disposition shall be made of any shares of Common Stock purchased by him under the Plan if such disposition shall have occurred within two years of the commencement of the Purchase Period in which he purchased such shares.

      A participating Employee's privilege to purchase common stock under the Plan can be exercised only by him; and he cannot purchase Common Stock for someone else.

      An Employee participating in the Plan may not sell, transfer, pledge or assign to any other person any interest, privilege or right under the Plan or in any amounts credited to his Stock Purchase Account; and if this provision shall be violated, his election to purchase Common Stock shall terminate, and the only right remaining thereunder will be to have paid to the person entitled thereto the amount then credited to the Employee's Stock Purchase Account.

14.   Suspension of Deductions

      A participating Employee's payroll deductions under the Plan shall be suspended if on account of a leave of absence, layoff or other reason a participating Employee does not have sufficient Compensation in any payroll period to permit his payroll deductions authorized under the Plan to be made in full. The suspension will last until the participating Employee again has sufficient Compensation to permit such payroll deductions to be made in full; but if the suspension shall not have been removed by the Exercise Date for the Purchase Period in which it began, the participating Employee will be considered to have withdrawn from the Plan as provided for in Section 15.


                                      -B5-

15.   Withdrawal from, and Reparticipation in, the Plan

      During any Purchase Period a participating Employee may withdraw from the Plan at any time prior to the Exercise Date for the Purchase Period; and, subject to, and in accordance with, the provisions of Sections 5 and 8, he may again participate in the Plan at the beginning of any Purchase Period subsequent to the Purchase Period in which he withdrew. Withdrawal of a participating Employee shall be effected by written notification prior to such Exercise Date to the Company on a form which the Company shall provide for this purpose ("Notice of Withdrawal"). In the event a participating Employee shall withdraw from the Plan, all amounts then credited to his Stock Purchase Account shall be returned to him as soon as practicable after his Notice of Withdrawal shall have been received.

      If an Employee's payroll deductions shall be interrupted by any legal process, a Notice of Withdrawal will be considered as having been received from him on the day the interruption shall occur.

16.   Termination of Participation

      A participating Employee's right to continue participation in the Plan will terminate upon the earliest to occur of (i) the Company's termination of the Plan, (ii) his transfer to ineligible employment status, or (iii) his retirement, disability, death or other termination of employment with the Company and its subsidiaries. Upon the termination of an Employee's right to continue participation in the Plan on account of the occurrence of any of the foregoing events, all amounts then credited to his Stock Purchase Account not already used for the purchase of Common Stock will be repaid as soon as practicable. Such repayment shall be made to the participating Employee unless the termination of participation occurred by reason of such Employee's death, in which event such repayment shall be made to such Employee's beneficiary. For this purpose, an Employee's beneficiary shall be the person, persons or entity designated by the Employee on a form prescribed by and delivered to the Committee or, in the absence of an effective beneficiary designation, the Employee's estate; provided, however, that the determination of the Employee's beneficiary hereunder shall be subject to any applicable community property or other laws.

17.   Apportionment of Stock

      If at any time shares of Common Stock authorized for the purposes of the Plan shall not be available in sufficient number to meet the purchase requirements under all outstanding Participation Elections, the Committee shall apportion the remaining available shares among participating Employees on a pro rata basis. In no case shall any apportionment of shares be made with respect to a participating Employee's election to purchase unless such election is then in effect (subject only to any suspension provided for in the Plan). The Committee shall give notice of any such apportionment and of the method of apportionment used to each participating Employee to whom shares shall have been apportioned.

18.   Government Regulations

      The Plan and the obligation of the Company to issue, sell and deliver Common Stock under the Plan are subject to all applicable laws and to all applicable rules, regulations and approvals of government agencies.

19.   Amendment or Termination

      The Board of Directors of the Company may at any time amend, suspend or terminate the Plan; provided, however, that no amendment (other than an amendment authorized by Section 12) may be made increasing the aggregate number of shares of Common Stock which may be issued pursuant to the Plan or changing the class of employees eligible to participate hereunder, without the approval of shareholders of the Company.

20.   Effective Date

      The Plan shall become effective on the date of its adoption by the Board of Directors of the Company, subject to approval of the Plan by the holders of a majority of the outstanding voting shares of the Company within 12 months after the date of the Plan's adoption by said Board of Directors. In the event of the failure to obtain such shareholder


                                      -B6-
approval, the Plan shall be null and void and the Company shall have no liability thereunder. No shares of Common Stock may be issued under the Plan until such shareholder approval has been obtained.

21.   Termination

      Subject to earlier discontinuance in accordance with Section 19, the Plan shall terminate on December 31, 2005. Unless otherwise determined by the Committee, any unexpired Purchase Period that commenced prior to any termination date of this Plan shall continue until the last day of such Purchase Period.

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 ANADIGICS, Inc.

      The undersigned hereby appoints Dr. Bami Bastani and Thomas C. Shields proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of ANADIGICS, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 24, 2001 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

The Board of Directors recommends a vote FOR proposals I, II and III.

                                                           Please mark
                                                           your votes as
                                                           indicated in    |X|
                                                           this example

Proposal I: ELECTION OF DIRECTORS
            Nominees:

            01 David Fellows
            02 Ronald Rosenzweig
            03 Lewis Solomon

            WITHHELD
FOR         FOR ALL

|_|           |_|

WITHHELD FOR: (Write that nominee's name in the space provided below).

----------------------------------------------------------------------

Proposal II:

AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN THAT EXTENDS THE PLAN THROUGH DECEMBER 31, 2005 AND INCREASES THE NUMBER OF SHARES ISSUABLE THEREUNDER BY 850,000 TO 1,693,750.

FOR         AGAINST           ABSTAIN

|_|           |_|                |_|

Proposal III: APPOINTMENT OF INDEPENDENT AUDITORS

FOR         AGAINST           ABSTAIN

|_|           |_|                |_|

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all proposals.

Please check here if you expect to attend the
Annual Meeting of Shareholders.                       |_|

Signature(s)_________________________________________________ Date____________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                     Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

--------------------------------------------------------------------------------
                                    Internet
                       http://www.proxyvoting.com/ANAD

   Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                    Telephone
                                 1-800-840-1208

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                      Mail

                               Mark, sign and date
                                your proxy card
                              and return it in the
                              enclosed postage-paid
                                   envelope.
--------------------------------------------------------------------------------

              If you vote your proxy by Internet or by telephone,
                          you do NOT need to mail back
                                your proxy card.